UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2022

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Securian AM Balanced Stabilization Fund

(Institutional Class: VVMIX)

Securian AM Equity Stabilization Fund

(Institutional Class: VMEIX)

ANNUAL REPORT

AUGUST 31, 2022

Securian AM Funds

Each a series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	13
Schedule of Investments	17
Statements of Assets and Liabilities	28
Statements of Operations	30
Statements of Changes in Net Assets	31
Financial Highlights	33
Notes to Financial Statements	35
Report of Independent Registered Public Accounting Firm	51
Supplemental Information	52
Expense Examples	61

This report and the financial statements contained herein are provided for the general information of the shareholders of the Securian AM Funds. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.libertystreetfunds.com

Securian Asset Management, Inc.

400 Robert Street North

St. Paul, MN 55101-2098

1-800-665-6005

securianam.com

October 3, 2022

Securian AM Balanced Stabilization Fund

Annual Report Letter 9/01/2021 – 8/31/2022

Managers:

Jeremy Gogos, CFA; Merlin Erickson

Securian Asset Management, Inc.

FUND PERFORMANCE UPDATE

For the period beginning September 1, 2021 and ending August 31, 2022, the Balanced Stabilization Fund (the “Fund”) Institutional Class returned -10.13%, outperforming the Securian AM Balanced Stabilization Benchmark return of -11.07%.

The Fund had a realized volatility, as measured by its standard deviation of daily returns, of 9.31%, compared to the benchmark’s realized volatility of 13.06%.

The Securian AM Balanced Stabilization Benchmark is a custom benchmark for the Fund developed by Securian Asset Management.

For comparison, the S&P 500 Index (dividend adjusted) returned -11.23% with a volatility of 21.01% over the same period.

STRATEGY

At its core, the Fund targets a 60/40 portfolio of domestic equity and fixed income exposures. This nucleus of bond and equity security positions is then combined with a derivatives overlay that seeks to control the total equity exposure of the Fund. The ultimate objective of the derivatives overlay is to mitigate some of the volatility that equities can introduce to an investment portfolio. Specifically, the Fund endeavors to have an average annualized volatility of approximately 10% or less over an extended period of time. We anticipate achieving this goal primarily by reduced participation during large equity market drawdowns, which have historically been accompanied by elevated volatility. Thus, in oversimplified terms, when equity volatility is high, the Fund will seek to be underweight equities. When equity volatility is average, the Fund will seek to be around 60% equity exposure. Finally, when equity volatility is low, the Fund will seek to be overweight equities. The Fund has been managed with this method of equity exposure control since inception.

MARKET SECTORS

In our last letter, we noted how precarious of a position the Federal Reserve found itself in as the summer of 2021 drew to a close:

“The Federal Reserve has painted itself into a tight corner. As of 07/31/2021, inflation is as high as it has been in more than a decade, and official monetary policy is still locked into keeping short rates near zero and maintaining some level of asset purchases. While we agree with the more subdued inflation expectations that have come out as of late, the market is still calling for inflation well above what it was pre-pandemic. And as such, the Fed may have to tighten monetary policy in the face of an overvalued equity market, and record levels of debt outstanding in both the corporate and government sectors.”

While our inflation call was too low, our warning about tightening monetary policy against a backdrop of extreme equity market valuation and record debt levels proved to be quite accurate.

The inflation escalation during the first seven months of 2021 continued through the majority of the Fund’s current fiscal year, both globally and domestically. As such, the year-over-year value of 5.31% that Core personal consumption expenditures (PCE) posted on 02/28/2022 eclipsed all prior values of this inflation measure, going back to 04/30/1983.

Source: Bloomberg. As of 8/31/2022.

As a result, the Federal Reserve (Fed) was forced to begin tightening its monetary policy approach. On 11/03/2021, the Fed announced that it would begin tapering its Quantitative Easing (QE) asset purchase program, and on 03/16/2022, it implemented its first rate hike—a modest 25 basis points (bps). During the remainder of the Fund fiscal year, the Fed would hike its policy rate three more times, bringing its “upper bound” to 2.50%, the same terminal level reached during the previous tightening cycle of 2015-2018. The European Central Bank (ECB) and Bank of England (BoE) similarly transitioned to tighter policy stances. The BoE raised its policy rate from 0.10% to 1.75% over the time period 12/16/2021 – 08/04/2022, and the ECB actually implemented its first rate hike in 11 years—a 50 bps step—on 07/21/2022.

The domestic bond market did not react well to this monetary pivot. The first and second quarter of 2022 saw the Bloomberg U.S. Aggregate Bond Index return -5.93% and -4.69%, the third and fourth worst quarterly returns ever for this index. Equity did not fare better; through 08/31/2022, the S&P posted a YTD total return of -16.15%.

In our view, it’s interesting that equity volatility was not especially high during the reporting period. S&P realized volatility for the entire fiscal year was 21.01%, modestly above the long-run average of 18.77%. Realized 20-day volatility ranged from a minimum of 6.55%, to a maximum of 34.87%, over the course of this reporting period. This moderately elevated volatility translated into an average Fund equity exposure of 44.87% for the fiscal year, 15.13% underweight equity relative to the benchmark. This equity underweight was the primary driver of the Fund’s outperformance for this period.

OUTLOOK

Right or wrong, news about COVID seems to have stopped driving market behavior. The most obvious market impact of COVID now is actually related to supply chain disruption. China is still pursuing a zero-COVID policy, and in the last year, it has completely locked down major manufacturing and technology hubs; for example, Shanghai was forced into a weeks-long full lockdown on 03/28/2022. As the world searches for supply chain normalization, China’s COVID management policy will likely continue to inject negative surprises into the global economy.

Beyond COVID, another idiosyncratic driver of inflation during this period was oil and natural gas shortages spurred by the Russian invasion of Ukraine on 02/24/2022. Oil prices rose in anticipation of a military conflict as Russia amassed troops on the Russia-Ukraine border, and when the invasion actually began, it quickly drove oil prices to nearly $124 per barrel, a level not seen since mid-2008. In a fortunate development for the Western world, the Russian attack on Ukraine did not go according to Vladimir Putin’s plan; what was expected to be a rapid conquering of the entirety of Ukraine turned into a military quagmire for Russia. While still elevated, oil prices have been steadily declining since June 2022.

As depicted above, inflation measures, and breakeven rates, decreased modestly during the last two months of this fiscal year. But, importantly, inflation is still dramatically above the Fed’s 2% target. As such, the rates market is pricing in an expected Fed policy rate of 3.75% for 12/31/2022, which amounts to another 1.25% of rate hikes from the current level of 2.50%. Similar to previous hiking cycles, the present dynamic between the Fed’s policy rate—i.e. the shortest maturity—and long term rates is playing out once again in an ominous way:

Source: Bloomberg. As of 8/31/2022.

Since 03/15/2022, the Fed has hiked its policy rate by 2.50%; all maturities 10 years and longer have only increased by around 1.00%. We have alluded to this dynamic before, and believe it to be a glaring example of the ineffectiveness of the Fed’s present approach to monetary policy. In addition to ignoring the secular downward forces on long-term interest rates, current monetary policy is ineffective because, as we (and many others) have also noted, yield curve inversion tends to presage recession:

Source: Bloomberg. As of 8/31/2022.

As you can see on the far right, the current tightening campaign has sharply pressured the 10Y-3M portion of the curve toward inversion; the 10Y-1Y portion of the curve has been inverted since mid-July.

In addition to this very high-level recession indicator, consider the following equity sector returns for this period:

Total Returns, 08/31/21 – 08/31/22	Sector	Return (%)
Top Three	Energy	75.21
	Utilities	11.72
	Consumer Staples	4.08
Bottom Three	Information Technology	-14.34
	Consumer Discretionary	-16.17
	Communication Services	-35.19

Source: Bloomberg. As of 8/31/2022.

Meta, Microsoft, Amazon, Tesla, Google, and most of the other high-flying growth stocks that powered so much of the equity market rally post-COVID all reside within one of those three worst-performing sectors. In a world of reopening societies and moderately more realistic borrowing costs, valuations may actually matter again. And, as mentioned, fixed income losses have rivaled the equity selloff this year; the usual assumption of fixed income as a decorrelated, portfolio-preserving asset has been sorely tested.

In short, we believe that the Fed will continue to find itself in something of a catch-22:

●	carry on the fight against inflation by further monetary policy tightening, thereby forcing additional risk asset depreciation and, ultimately, driving the economy into a recession or
●	do nothing, likely forcing consumers to solve the inflation issue via decreased demand, which could also drive the economy into a recession

The negative Q1 and Q2 U.S. GDP prints would say that, at least in a technical sense, we are already in a recession.

While we see little to be bullish about in late 2022 and early 2023, we do think the ultimate nadir of this current selloff could be a real buying opportunity—perhaps the best in years. But it has not arrived yet.

As always, we will continue to use our volatility metrics to inform the equity allocation of the Fund. We will aim to de-risk when we believe volatility will be high and aim to re-risk when we believe volatility will be low.

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub-Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the Fund is subject to risk, including the possible loss of the principal amount invested and including, but not limited to, the following risks: COVID-19 Related Market Events: The outbreak of COVID-19 has negatively affected the worldwide economy, individual countries, individual companies and the market in general. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund. Managed Volatility Strategy Risk: The securities used in the strategy are subject to price volatility, and the strategy may not result in less volatile returns for the Fund relative to the market as a whole, and they could be more volatile. Fixed Income Securities Risks: Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Derivatives Risk: Derivatives involve special risks including leverage, correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented to more traditional investments. Rule 144A Securities Risk: The Fund may invest in illiquid securities which involve the risk that the securities will not be able to be sold at the time or prices desired by the Fund, particularly during times of market turmoil. Short Sales Risk: In connection with establishing a short position in an instrument, the Fund is subject to the risk that they may not always be able to borrow the instrument, or to close out a short position at a particular time or at an acceptable price. ETF Risk: The market price of an ETF fluctuates based on changes in the ETF’s net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances. ETN Risk: ETNs are unsecured debt obligations and are subject to the credit risk of their issuers and will lose value if the issuer goes bankrupt. ETN returns are linked to the performance of designated indices which fluctuate due to market changes as well as economic, legal, political, and geographic events. The market price of ETNs fluctuates as their returns fluctuate and as the level of supply and demand for the ETNs change.

The Securian AM Balanced Stabilization Benchmark consists of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index. The S&P 500® Index consists of 500 large cap common stocks which together represents approximately 80% of the total U.S. stock market. It is a float adjusted market-weighted index (stock price times float-adjusted shares outstanding), with each stock affecting the index proportion to its market value. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non- agency). It is not possible to invest directly in an index.

Basis Point: One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001 Yield: A return measure for an investment over a set period of time, expressed as a percentage. Correlation is a statistic that measures the degree to which two securities move in relation to each other. Spread refers to the difference between two prices, rates, or yields. Standard deviation is a measure of how much an investment's returns can vary from its average return. It is a measure of volatility and, in turn, risk. Core Personal Consumption Expenditures (PCE): is a measure of the prices that people living in the United States, or those buying on their behalf, pay for goods and services. Consumer Price Index (CPI): measures the overall change in consumer prices based on a representative basket of goods and services over time.

Past performance is not a guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report

Securian Asset Management, Inc.

400 Robert Street North

St. Paul, MN 55101-2098

1-800-665-6005

securianam.com

October 3, 2022

Securian AM Equity Stabilization Fund

Annual Report Letter 9/01/2021 – 8/31/2022

Managers:

Jeremy Gogos, CFA; Merlin Erickson

Securian Asset Management, Inc.

FUND PERFORMANCE UPDATE

For the period September 1, 2021 and ending August 31, 2022, the Equity Stabilization Fund (the Fund) Institutional Class returned -10.28%, outperforming the S&P 500 Index which returned -11.23% and the MSCI All Cap World Index return of -15.89%.

The Fund had a realized volatility, as measured by its standard deviation of daily returns, of 9.30%, as compared to the secondary Benchmark’s realized volatility of 17.27%. The S&P 500 Index (dividend adjusted) volatility was 21.01% over the same period.

STRATEGY

At its core, the Fund is a portfolio of domestic and international low volatility equities. This nucleus of bond and equity security positions is then combined with a derivatives overlay that seeks to control the total equity exposure of the Fund. The ultimate objective of the derivatives overlay is to mitigate some of the volatility that equities can introduce to an investment portfolio. Specifically, the Fund endeavors to have an average annualized volatility of approximately 10% or less over an extended period of time. We anticipate achieving this goal primarily by reduced participation during large equity market drawdowns, which have historically been accompanied by elevated volatility. Thus, in oversimplified terms, when equity volatility is high, the Fund will seek to be underweight equities. When equity volatility is average, the Fund will seek to be around 80% equity exposure. Finally, when equity volatility is low, the Fund will seek to approach 100% equity exposure. The Fund has been managed with this method of equity exposure control since inception.

MARKET SECTORS

In our last letter, we noted how precarious of a position the Federal Reserve found itself in as the summer of 2021 drew to a close:

“The Federal Reserve has painted itself into a tight corner. As of 07/31/2021, inflation is as high as it has been in more than a decade, and official monetary policy is still locked into keeping short rates near zero and maintaining some level of asset purchases. While we agree with the more subdued inflation expectations that have come out as of late, the market is still calling for inflation well above what it was pre-pandemic. And as such, the Fed may have to tighten monetary policy in the face of an overvalued equity market, and record levels of debt outstanding in both the corporate and government sectors.”

While our inflation call was too low, our warning about tightening monetary policy against a backdrop of extreme equity market valuation and record debt levels proved to be quite accurate.

The inflation escalation during the first seven months of 2021 continued through the majority of the Fund’s current fiscal year, both globally and domestically. As such, the year-over-year value of 5.31% that Core personal consumption expenditures (PCE) posted on 02/28/2022 eclipsed all prior values of this inflation measure, going back to 04/30/1983.

Source: Bloomberg. As of 8/31/2022.

As a result, the Federal Reserve (Fed) was forced to begin tightening its monetary policy approach. On 11/03/2021, the Fed announced that it would begin tapering its Quantitative Easing (QE) asset purchase program, and on 03/16/2022, it implemented its first rate hike—a modest 25 basis points (bps). During the remainder of the Fund fiscal year, the Fed would hike its policy rate three more times, bringing its “upper bound” to 2.50%, the same terminal level reached during the previous tightening cycle of 2015-2018. The European Central Bank (ECB) and Bank of England (BoE) similarly transitioned to tighter policy stances. The BoE raised its policy rate from 0.10% to 1.75% over the time period 12/16/2021 – 08/04/2022, and the ECB actually implemented its first rate hike in 11 years—a 50 bps step—on 07/21/2022.

The domestic bond market did not react well to this monetary pivot. The first and second quarter of 2022 saw the Bloomberg U.S. Aggregate Bond Index return -5.93% and -4.69%, the third and fourth worst quarterly returns ever for this index. Equity did not fare better; through 08/31/2022, the S&P posted a YTD total return of -16.15%.

In our view, it’s interesting that equity volatility was not especially high during the reporting period. S&P realized volatility for the entire fiscal year was 21.01%, modestly above the long-run average of 18.77%. Realized 20-day volatility ranged from a minimum of 6.55%, to a maximum of 34.87%, over the course of this reporting period. Finally, the CBOE Volatility Index (VIX) averaged 23.52 for this period. This moderately elevated volatility translated into an average Fund equity exposure of 79.00% for the fiscal year, 21.00% underweight equity relative to the benchmark. This equity underweight was the primary driver of the Fund’s outperformance for this period. A secondary driver of the Fund’s outperformance was in equity selection; the Fund’s domestic low-volatility and dividend-focused equity appreciably outperformed the S&P 500 over the last year.

OUTLOOK

Right or wrong, news about COVID seems to have stopped driving market behavior. The most obvious market impact of COVID now is actually related to supply chain disruption. China is still pursuing a zero-COVID policy, and in the last year, it has completely locked down major manufacturing and technology hubs; for example, Shanghai was forced into a weeks-long full lockdown on 03/28/2022. As the world searches for supply chain normalization, China’s COVID management policy will likely continue to inject negative surprises into the global economy.

Beyond COVID, another idiosyncratic driver of inflation during this period was oil and natural gas shortages spurred by the Russian invasion of Ukraine on 02/24/2022. Oil prices rose in anticipation of a military conflict as Russia amassed troops on the Russia-Ukraine border, and when the invasion actually began, it quickly drove oil prices to nearly $124 per barrel, a level not seen since mid-2008. In a fortunate development for the Western world, the Russian attack on Ukraine did not go according to Vladimir Putin’s plan; what was expected to be a rapid conquering of the entirety of Ukraine turned into a military quagmire for Russia. While still elevated, oil prices have been steadily declining since June 2022.

As depicted above, inflation measures, and breakeven rates, decreased modestly during the last two months of this fiscal year. But, importantly, inflation is still dramatically above the Fed’s 2% target. As such, the rates market is pricing in an expected Fed policy rate of 3.75% for 12/31/2022, which amounts to another 1.25% of rate hikes from the current level of 2.50%. Similar to previous hiking cycles, the present dynamic between the Fed’s policy rate—i.e. the shortest maturity—and long term rates is playing out once again in an ominous way:

Source: Bloomberg. As of 8/31/2022.

Since 03/15/2022, the Fed has hiked its policy rate by 2.50%; all maturities 10 years and longer have only increased by around 1.00%. We have alluded to this dynamic before, and believe it to be a glaring example of the ineffectiveness of the Fed’s present approach to monetary policy. In addition to ignoring the secular downward forces on long-term interest rates, current monetary policy is ineffective because, as we (and many others) have also noted, yield curve inversion tends to presage recession:

Source: Bloomberg. As of 8/31/2022.

As you can see on the far right, the current tightening campaign has sharply pressured the 10Y-3M portion of the curve toward inversion; the 10Y-1Y portion of the curve has been inverted since mid-July.

In addition to this very high-level recession indicator, consider the following equity sector returns for this period:

Total Returns, 08/31/21 – 08/31/22	Sector	Return (%)
Top Three	Energy	75.21
	Utilities	11.72
	Consumer Staples	4.08
Bottom Three	Information Technology	-14.34
	Consumer Discretionary	-16.17
	Communication Services	-35.19

Source: Bloomberg. As of 8/31/2022.

Meta, Microsoft, Amazon, Tesla, Google, and most of the other high-flying growth stocks that powered so much of the equity market rally post-COVID all reside within one of those three worst-performing sectors. In a world of reopening societies and moderately more realistic borrowing costs, valuations may actually matter again. And, as mentioned, fixed income losses have rivaled the equity selloff this year; the usual assumption of fixed income as a decorrelated, portfolio-preserving asset has been sorely tested.

In short, we believe that the Fed will continue to find itself in something of a catch-22:

●	carry on the fight against inflation by further monetary policy tightening, thereby forcing additional risk asset depreciation and, ultimately, driving the economy into a recession or
●	do nothing, likely forcing consumers to solve the inflation issue via decreased demand, which could also drive the economy into a recession

The negative Q1 and Q2 U.S. GDP prints would say that, at least in a technical sense, we are already in a recession.

While we see little to be bullish about in late 2022 and early 2023, we do think the ultimate nadir of this current selloff could be a real buying opportunity—perhaps the best in years. But it has not arrived yet.

As always, we will continue to use our volatility metrics to inform the equity allocation of the Fund. We will aim to de-risk when we believe volatility will be high and aim to re-risk when we believe volatility will be low.

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub-Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the Fund is subject to risk, including the possible loss of the principal amount invested and including, but not limited to, the following risks: COVID-19 Related Market Events: The outbreak of COVID-19 has negatively affected the worldwide economy, individual countries, individual companies and the market in general. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund. Managed Volatility Strategy Risk: The securities used in the strategy are subject to price volatility, and the strategy may not result in less volatile returns for the Fund relative to the market as a whole, and they could be more volatile. Derivatives Risk: Derivatives involve special risks including leverage, correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented to more traditional investments. Liquidity Risk: The Fund may invest in illiquid securities which involve the risk that the securities will not be able to be sold at the time or prices desired by the Fund, particularly during times of market turmoil. Short Sales Risk: In connection with establishing a short position in an instrument, the Fund is subject to the risk that they may not always be able to borrow the instrument, or to close out a short position at a particular time or at an acceptable price. ETF Risk: The market price of an ETF fluctuates based on changes in the ETF’s net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances.

The MSCI All Cap World Index captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The Index covers approximately 85% of the global investable opportunity set. The returns are shown net of foreign dividend withholding taxes. The S&P 500 Index consists of 500 large cap common stocks which together represent approximately 80% of the total U.S. stock market. It is a float-adjusted market-weighted index (stock price times float-adjusted shares outstanding), with each stock affecting the index in proportion to its market value. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non- agency). It is not possible to invest directly in an index.

Basis Point: One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001 Yield: A return measure for an investment over a set period of time, expressed as a percentage. Correlation is a statistic that measures the degree to which two securities move in relation to each other. Spread refers to the difference between two prices, rates, or yields. Standard deviation is a measure of how much an investment's returns can vary from its average return. It is a measure of volatility and, in turn, risk. Core Personal Consumption Expenditures (PCE): is a measure of the prices that people living in the United States, or those buying on their behalf, pay for goods and services. Consumer Price Index (CPI): measures the overall change in consumer prices based on a representative basket of goods and services over time. The Chicago Board of Options Exchange(CBOE) Volatility Index (VIX): is a real-time market index representing the market’s expectations for volatility over the coming 30 days.

Past performance is not a guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report

Securian AM Balanced Stabilization Fund

FUND PERFORMANCE at August 31, 2022 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index and the Securian AM Balanced Stabilization Benchmark Index. Results include the reinvestment of all dividends and capital gains. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is widely regarded as the best single gauge of the U.S. equities market. This world-renowned Index includes 500 leading companies in leading industries of the U.S. economy. The Securian AM Balanced Stabilization Benchmark Index consists of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. The indexes do not reflect expenses, fees or sales charge, which would lower performance. The indexes are unmanaged and are not available for investment.

Average Annual Total Returns as of August 31, 2022	1 Year	5 Years	Since Inception	Inception Date
Securian AM Balanced Stabilization Fund	-10.13%	7.15%	8.33%	09/28/15
S&P 500 Index	-11.23%	11.82%	13.43%	N/A
Securian AM Balanced Stabilization Benchmark Index	-11.07%	7.53%	8.67%	N/A

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (800) 207-7108.

The Fund acquired the assets and liabilities of the Securian AM Balanced Stabilization Fund (formerly, Securian AM Balanced Stabilization Fund), a series of the Managed Portfolio Series Trust (the “Predecessor Fund”) at the close of business on December 11, 2020. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to December 12, 2020, reflect the performance of the Predecessor Fund.

Securian AM Balanced Stabilization Fund

FUND PERFORMANCE at August 31, 2022 (Unaudited) - Continued

Gross and net expense ratios for the Institutional Class shares were 1.07% and 1.01%, respectively, which were stated in the current prospectus dated January 1, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) of the Fund to ensure that total annual operating expense does not exceed 0.95% of the Fund's average daily net assets. This agreement is in effect until December 31, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Securian AM Equity Stabilization Fund

FUND PERFORMANCE at August 31, 2022 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index and MSCI All Country World Index (MSCI ACWI). Results include the reinvestment of all dividends and capital gains. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is widely regarded as the best single gauge of the U.S. equities market. This world-renowned Index includes 500 leading companies in leading industries of the U.S. economy. The MSCI ACWI Index captures large to mid-cap representation across Developed Markets countries (including the U.S.) and 21 Emerging Markets countries. The indexes do not reflect expenses, fees or sales charge, which would lower performance. The indexes are unmanaged and are not available for investment.

Average Annual Total Returns as of August 31, 2022	1 Year	5 Years	Since Inception	Inception Date
Securian AM Equity Stabilization Fund	-10.28%	2.08%	4.26%	09/28/15
S&P 500 Index	-11.23%	11.82%	13.43%	N/A
MSCI ACWI Index	-15.89%	6.97%	9.30%	N/A

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (800) 207-7108.

The Fund acquired the assets and liabilities of the Securian AM Equity Stabilization Fund (formerly, Securian AM Equity Stabilization Fund), a series of the Managed Portfolio Series Trust (the “Predecessor Fund”) at the close of business on December 11, 2020. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to December 12, 2020, reflect the performance of the Predecessor Fund.

Securian AM Equity Stabilization Fund

FUND PERFORMANCE at August 31, 2022 (Unaudited) - Continued

Gross and net expense ratios for the Institutional Class shares were 1.73% and 1.13%, respectively, which were stated in the current prospectus dated January 1, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) of the Fund to ensure that total annual operating expense does not exceed 0.95% of the Fund's average daily net assets. This agreement is in effect until December 31, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Securian AM Balanced Stabilization Fund

SCHEDULE OF INVESTMENTS

As of August 31, 2022

Principal Amount		Value
	CORPORATE BONDS — 24.5%
	BASIC MATERIALS — 1.1%
$250,000	Anglo American Capital PLC 2.625%, 9/10/2030[1,2,3]	$204,542
300,000	Sherwin-Williams Co. 3.950%, 1/15/2026[2]	296,934
250,000	Yara International A.S.A. 4.750%, 6/1/2028[1,2,3]	239,505
		740,981
	COMMUNICATIONS — 1.4%
300,000	AT&T, Inc. 4.500%, 5/15/2035[2]	283,027
327,000	Comcast Corp. 2.937%, 11/1/2056[2]	222,831
298,000	Verizon Communications, Inc. 2.987%, 10/30/2056[2]	201,489
250,000	Vodafone Group PLC 4.125%, 5/30/2025[3]	249,365
		956,712
	CONSUMER, CYCLICAL — 1.1%
177,667	Air Canada 2015-2 Class A Pass-Through Trust 4.125%, 6/15/2029[1,3]	155,719
109,247	British Airways 2013-1 Class A Pass-Through Trust 4.625%, 12/20/2025[1]	107,123
250,000	Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.750%, 10/20/2028[1,3]	239,332
250,000	General Motors Financial Co., Inc. 5.000%, 4/9/2027[2]	247,155
		749,329
	CONSUMER, NON-CYCLICAL — 3.6%
300,000	Abbott Laboratories 4.750%, 4/15/2043[2]	304,474
250,000	Amgen, Inc. 4.050%, 8/18/2029[2]	244,122
250,000	Ashtead Capital, Inc. 5.500%, 8/11/2032[1,2]	246,226
250,000	Becton, Dickinson and Co. 4.298%, 8/22/2032[2]	243,700
250,000	Bio-Rad Laboratories, Inc. 3.700%, 3/15/2032[2]	224,298
153,988	CVS Pass-Through Trust 6.943%, 1/10/2030	163,188
	Global Payments, Inc.
250,000	4.800%, 4/1/2026[2]	248,397

Securian AM Balanced Stabilization Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2022

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
$250,000	5.300%, 8/15/2029[2]	$248,023
500,000	Takeda Pharmaceutical Co., Ltd. 5.000%, 11/26/2028[2,3]	508,316
		2,430,744
	ENERGY — 2.1%
300,000	Florida Gas Transmission Co. LLC 4.350%, 7/15/2025[1,2]	297,378
250,000	MPLX LP 4.950%, 9/1/2032[2]	243,155
250,000	ONEOK, Inc. 4.000%, 7/13/2027[2]	239,504
200,000	Phillips 66 4.650%, 11/15/2034[2]	194,186
250,000	Valero Energy Corp. 4.350%, 6/1/2028[2]	245,896
250,000	Williams Cos., Inc. 3.750%, 6/15/2027[2]	241,846
		1,461,965
	FINANCIAL — 9.1%
200,000	Alexandria Real Estate Equities, Inc. 4.300%, 1/15/2026[2]	199,089
250,000	Allied World Assurance Co. Holdings Ltd. 4.350%, 10/29/2025[2,3]	243,566
132,000	Assured Guaranty U.S. Holdings, Inc. 5.000%, 7/1/2024	134,343
200,000	Barclays PLC 4.375%, 1/12/2026[3]	196,360
250,000	Capital One Financial Corp. 4.250%, 4/30/2025[2]	249,733
250,000	Comerica Bank 5.332% (SOFR Rate+261 basis points), 8/25/2033[2,4]	246,093
300,000	Essex Portfolio LP 3.500%, 4/1/2025[2]	294,222
200,000	First American Financial Corp. 4.600%, 11/15/2024	200,046
500,000	Goldman Sachs Group, Inc. 4.482% (SOFR Rate+172.5 basis points), 8/23/2028[2,4]	489,595
250,000	Hanover Insurance Group, Inc. 4.500%, 4/15/2026[2]	248,543
250,000	Healthcare Realty Holdings LP 3.750%, 7/1/2027[2]	239,830
250,000	Horace Mann Educators Corp. 4.500%, 12/1/2025[2]	243,459

Securian AM Balanced Stabilization Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2022

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIAL (Continued)
$500,000	Intercontinental Exchange, Inc. 4.350%, 6/15/2029[2]	$495,029
250,000	Invesco Finance PLC 3.750%, 1/15/2026[3]	244,575
250,000	Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 2.625%, 10/15/2031[2]	195,001
500,000	KeyBank N.A. 4.390%, 12/14/202[7]	499,715
250,000	Liberty Mutual Group, Inc. 4.250%, 6/15/2023[1]	249,788
500,000	M&T Bank Corp. 4.553% (SOFR Index+178 basis points), 8/16/2028[2,4]	500,755
250,000	Manulife Financial Corp. 4.150%, 3/4/2026[3]	248,105
500,000	Metropolitan Life Global Funding I 1.550%, 1/7/2031[1]	396,408
200,000	Old Republic International Corp. 4.875%, 10/1/2024[2]	200,524
250,000	SVB Financial Group 2.100%, 5/15/2028[2]	212,365
		6,227,144
	INDUSTRIAL — 3.3%
500,000	GATX Corp. 4.900%, 3/15/2033[2]	481,195
250,000	General Dynamics Corp. 3.500%, 5/15/2025[2]	248,948
250,000	Kansas City Southern/Old 4.300%, 5/15/2043[2]	221,402
250,000	Penske Truck Leasing Co. Lp / PTL Finance Corp. 3.900%, 2/1/2024[1,2]	247,450
250,000	Textron, Inc. 4.000%, 3/15/2026[2]	245,481
250,000	Tyco Electronics Group S.A. 3.700%, 2/15/2026[2,3]	246,748
500,000	Union Pacific Corp. 5.375%, 6/1/2033	532,474
		2,223,698
	TECHNOLOGY — 1.5%
250,000	Broadcom, Inc. 3.419%, 4/15/2033[1,2]	207,004
250,000	Dell International LLC / EMC Corp. 6.200%, 7/15/2030[2]	260,716

Securian AM Balanced Stabilization Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2022

Principal Amount		Value
	CORPORATE BONDS (Continued)
	TECHNOLOGY (Continued)
$100,000	Hewlett Packard Enterprise Co. 4.900%, 10/15/2025[2]	$101,700
250,000	Leidos, Inc. 4.375%, 5/15/2030[2]	231,663
250,000	Micron Technology, Inc. 2.703%, 4/15/2032[2]	195,041
		996,124
	UTILITIES — 1.3%
250,000	Duke Energy Corp. 4.500%, 8/15/2032[2]	241,823
200,000	Oglethorpe Power Corp. 4.250%, 4/1/2046[2]	164,667
500,000	Wisconsin Power and Light Co. 3.950%, 9/1/2032[2]	479,509
		885,999

	TOTAL CORPORATE BONDS
	(Cost $17,054,760)	16,672,696

Number of Shares
	EXCHANGE-TRADED FUNDS — 56.1%
80,666	iShares Core S&P 500 ETF[5]	32,038,922
57,050	iShares iBoxx $ Investment Grade Corporate Bond ETF	6,233,853
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $24,354,245)	38,272,775

Number of Contracts
	PURCHASED OPTIONS CONTRACTS — 0.4%
	PUT OPTIONS — 0.4%
17	S&P 500 Index Exercise Price: $4,040.00, Notional Amount: $6,868,000 Expiration Date: September 30, 2022	237,609
	TOTAL PUT OPTIONS
	(Cost $83,387)	237,609

	TOTAL PURCHASED OPTIONS CONTRACTS
	(Cost $83,387)	237,609

Securian AM Balanced Stabilization Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2022

Principal Amount		Value
	U.S. GOVERNMENT SECURITIES — 4.3%
$3,100,000	United States Treasury Note 1.000%, 12/15/2024	$2,933,859
	TOTAL U.S. GOVERNMENT SECURITIES
	(Cost $3,097,952)	2,933,859

Number of Shares
	SHORT-TERM INVESTMENTS — 13.5%
9,228,325	Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 2.09%[6]	9,228,325
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $9,228,325)	9,228,325

	TOTAL INVESTMENTS — 98.8%
	(Cost $53,818,669)	67,345,264
	Other Assets in Excess of Liabilities — 1.2%	845,111
	TOTAL NET ASSETS — 100.0%	$68,190,375

Number of Contracts
	WRITTEN OPTIONS CONTRACTS — (0.1)%
	PUT OPTIONS — (0.1)%
(17)	S&P 500 Index Exercise Price: $3,620.00, Notional Amount: $(6,154,000) Expiration Date: September 30, 2022	(39,355)
	TOTAL PUT OPTIONS
	(Proceeds $18,321)	(39,355)
	TOTAL WRITTEN OPTIONS CONTRACTS
	(Proceeds $18,321)	$(39,355)

ETF – Exchange-Traded Fund
LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $2,590,475, which represents 3.8% of total net assets of the Fund.
[2]	Callable.
[3]	Foreign security denominated in U.S. Dollars.
[4]	Variable rate security.
[5]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral was $3,971,800, which represents 5.82% of total net assets of the Fund.
[6]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Securian AM Balanced Stabilization Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2022

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Notional Value	Value at August 31, 2022	Unrealized Appreciation (Depreciation)
(29)	E-mini S&P 500 Index	September 2022	$(5,967,258)	$(5,736,925)	$230,333

TOTAL FUTURES CONTRACTS			$(5,967,258)	$(5,736,925)	$230,333

See accompanying Notes to Financial Statements.

Securian AM Balanced Stabilization Fund

SUMMARY OF INVESTMENTS

As of August 31, 2022

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Financial	9.1%
Consumer, Non-cyclical	3.6%
Industrial	3.3%
Energy	2.1%
Technology	1.5%
Communications	1.4%
Utilities	1.3%
Consumer, Cyclical	1.1%
Basic Materials	1.1%
Total Corporate Bonds	24.5%
Exchange-Traded Funds	56.1%
Purchased Options Contracts
Put Options	0.4%
Total Purchased Options Contracts	0.4%
U.S. Government Securities	4.3%
Short-Term Investments	13.5%
Total Investments	98.8%
Other Assets in Excess of Liabilities	1.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Securian AM Equity Stabilization Fund

SCHEDULE OF INVESTMENTS

As of August 31, 2022

Number of Shares		Value
	EXCHANGE-TRADED FUNDS — 89.7%
16,365	BlackRock Short Maturity Bond ETF	$807,776
27,022	iShares Core High Dividend ETF	2,726,250
57,101	iShares MSCI EAFE Min Vol Factor ETF	3,542,546
16,756	iShares MSCI Emerging Markets Min Vol Factor ETF	917,558
27,246	iShares MSCI Germany ETF	595,053
66,654	iShares MSCI USA Min Vol Factor ETF[1]	4,764,428
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $9,912,413)	13,353,611

Number of Contracts
	PURCHASED OPTIONS CONTRACTS — 0.4%
	CALL OPTIONS — 0.1%
	CBOE Volatility Index Exercise Price: $23.00, Notional Amount: $142,600
62	Expiration Date: September 21, 2022	20,460
	TOTAL CALL OPTIONS
	(Cost $15,248)	20,460
	PUT OPTIONS — 0.3%
	S&P 500 Index
	Exercise Price: $3,830.00, Notional Amount: $1,532,000
4	Expiration Date: September 16, 2022	14,040
	Exercise Price: $4,040.00, Notional Amount: $808,000
2	Expiration Date: September 30, 2022	27,954
	TOTAL PUT OPTIONS
	(Cost $45,110)	41,994

	TOTAL PURCHASED OPTIONS CONTRACTS
	(Cost $60,358)	62,454

Number of Shares
	SHORT-TERM INVESTMENTS — 9.7%
1,450,231	Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 2.09%[2]	1,450,231
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,450,231)	1,450,231

	TOTAL INVESTMENTS — 99.8%
	(Cost $11,423,002)	14,866,296
	Other Assets in Excess of Liabilities — 0.2%	28,372
	TOTAL NET ASSETS — 100.0%	$14,894,668

Securian AM Equity Stabilization Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2022

Number of Contracts		Value
	WRITTEN OPTIONS CONTRACTS — (0.1)%
	CALL OPTIONS — (0.0)%
	CBOE Volatility Index Exercise Price: $35.00, Notional Amount: $(217,000)
(62)	Expiration Date: September 21, 2022	$(3,906)
	TOTAL CALL OPTIONS
	(Proceeds $4,712)	(3,906)
	PUT OPTIONS — (0.1)%
	S&P 500 Index
	Exercise Price: $3,370.00, Notional Amount: $(1,348,000)
(4)	Expiration Date: September 16, 2022	(856)
	Exercise Price: $3,620.00, Notional Amount: $(724,000)
(2)	Expiration Date: September 30, 2022	(4,630)
	TOTAL PUT OPTIONS
	(Proceeds $9,116)	(5,486)

	TOTAL WRITTEN OPTIONS CONTRACTS
	(Proceeds $13,828)	$(9,392)

ETF – Exchange-Traded Fund
[1]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral was $714,800, which represents 4.80% of total net assets of the Fund.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Securian AM Equity Stabilization Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2022

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Value at Trade Date	Value at August 31, 2022	Unrealized Appreciation (Depreciation)

(1)	E-mini S&P 500 Index	September 2022	$(197,800)	$(197,825)	$(25)

TOTAL FUTURES CONTRACTS			$(197,800)	$(197,825)	$(25)

 See accompanying Notes to Financial Statements.

Securian AM Equity Stabilization Fund

SUMMARY OF INVESTMENTS

As of August 31, 2022

Security Type/Sector	Percent of Total Net Assets
Exchange-Traded Funds	89.7%
Purchased Options Contracts
Call Options	0.1%
Put Options	0.3%
Total Purchased Options Contracts	0.4%
Short-Term Investments	9.7%
Total Investments	99.8%
Other Assets in Excess of Liabilities	0.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

As of August 31, 2022

	Securian AM Balanced Stabilization Fund	Securian AM Equity Stabilization Fund
Assets:
Investments, at cost	$53,735,282	$11,362,644
Purchased options contracts, at cost	83,387	60,358
Investments, at value	$67,107,655	$14,803,842
Purchased options contracts, at value	237,609	62,454
Cash held as collateral for written options contracts	925,000	105,027
Variation margin on futures contracts	44,950	-
Receivables:
Fund shares sold	18,906	-
Dividends and interest	185,821	2,524
Due from Advisor	-	780
Prepaid expenses	18,520	1,411
Total assets	68,538,461	14,976,038

Liabilities:
Written options contracts, proceeds	$18,321	$13,828
Written options contracts, at value	$39,355	$9,392
Payables:
Fund shares redeemed	217,471	8,289
Variation margin on futures contracts	-	9,496
Advisory fees	39,301	-
Shareholder servicing fees (Note 7)	866	1,420
Fund services fees	16,045	9,994
Auditing fees	18,900	18,900
Shareholder reporting fees	8,354	6,475
Chief Compliance Officer fees	1,662	2,204
Trustees' deferred compensation (Note 3)	2,466	2,334
Trustees' fees and expenses	211	2,187
Accrued other expenses	3,455	10,679
Total liabilities	348,086	81,370
Net Assets	$68,190,375	$14,894,668

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$55,644,297	$11,217,181
Total distributable earnings (accumulated deficit)	12,546,078	3,677,487
Net Assets	$68,190,375	$14,894,668

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of August 31, 2022

	Securian AM Balanced Stabilization Fund	Securian AM Equity Stabilization Fund
Maximum Offering Price per Share:
Institutional Class Shares:
Net assets applicable to shares outstanding	$68,190,375	$14,894,668
Shares of beneficial interest issued and outstanding	5,018,719	1,402,245
Redemption price per share	$13.59	$10.62

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended August 31, 2022

	Securian AM Balanced Stabilization Fund	Securian AM Equity Stabilization Fund
Investment income:
Dividends	$642,809	$341,860
Interest	558,563	7,488
Total investment income	1,201,372	349,348

Expenses:
Advisory fees	511,680	124,134
Shareholder servicing fees - Institutional Class (Note 7)	7,310	5,773
Fund services fees	118,813	66,553
Registration fees	23,276	29,749
Shareholder reporting fees	4,339	3,289
Auditing fees	18,993	19,583
Chief Compliance Officer fees	5,125	8,661
Trustees' fees and expenses	4,099	5,366
Legal fees	5,649	9,607
Miscellaneous	2,428	6,166
Insurance fees	3,271	3,457
Interest expense	1,904	485
Total expenses	706,887	282,823
Advisory fees recovered (waived)	(10,560)	(113,871)
Net expenses	696,327	168,952
Net investment income (loss)	505,045	180,396

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	64,445	1,028,110
Purchased options contracts	(575,620)	11,925
Written options contracts	160,379	38,514
Futures contracts	972,132	(147,333)
Total realized gain (loss)	621,336	931,216
Net change in unrealized appreciation (depreciation) on:
Investments	(7,964,367)	(2,814,949)
Purchased options contracts	176,141	7,812
Written options contracts	(30,099)	2,140
Futures contracts	(1,025,107)	(184,495)
Net change in unrealized appreciation (depreciation)	(8,843,432)	(2,989,492)
Net realized and unrealized gain (loss)	(8,222,096)	(2,058,276)

Net Increase (Decrease) in Net Assets from Operations	$(7,717,051)	$(1,877,880)

See accompanying Notes to Financial Statements.

Securian AM Balanced Stabilization Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021[1]
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$505,045	$572,456
Total realized gain (loss) on investments, purchased options contracts, written options contracts and futures contracts	621,336	1,349,834
Net change in unrealized appreciation (depreciation) on investments, purchased options contracts, written options contracts and futures contracts	(8,843,432)	8,054,406
Net increase (decrease) in net assets resulting from operations	(7,717,051)	9,976,696

Distributions to Shareholders:
Distributions:
Institutional Class	(1,973,820)	(3,244,211)
Total distributions to shareholders	(1,973,820)	(3,244,211)

Capital Transactions:
Net proceeds from shares sold:
Institutional Class	1,673,406	2,345,313
Reinvestment of distributions:
Institutional Class	1,953,608	3,207,383
Cost of shares redeemed:
Institutional Class	(2,092,674)	(2,377,261)
Net increase (decrease) in net assets from capital transactions	1,534,340	3,175,435

Total increase (decrease) in net assets	(8,156,531)	9,907,920

Net Assets:
Beginning of period	76,346,906	66,438,986
End of period	$68,190,375	$76,346,906
Capital Share Transactions:
Shares sold:
Institutional Class	113,071	161,508
Shares reinvested:
Institutional Class	128,326	231,008
Shares redeemed:
Institutional Class	(143,320)	(166,317)
Net increase (decrease) in capital share transactions	98,077	226,199

[1]	With the Plan of Reorganization with respect to the Securian AM Balanced Stabilization Fund, Instiutional Class shareholders received Instiutional Class shares of the newly formed Securian AM Balanced Stabilization Fund, effective as of the close of business on December 11, 2020. See Note 1 in the accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Securian AM Equity Stabilization Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021[1]
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$180,396	$269,143
Total realized gain (loss) on investments, purchased options contracts, written options contracts and futures contracts	931,216	2,715,752
Net change in unrealized appreciation (depreciation) on investments, purchased options contracts, written options contracts and futures contracts	(2,989,492)	(346,634)
Net increase (decrease) in net assets resulting from operations	(1,877,880)	2,638,261

Distributions to Shareholders:
Distributions:
Institutional Class	(1,788,404)	(324,583)
Total distributions to shareholders	(1,788,404)	(324,583)

Capital Transactions:
Net proceeds from shares sold:
Institutional Class	474,535	799,473
Reinvestment of distributions:
Institutional Class	1,711,405	282,665
Cost of shares redeemed:
Institutional Class	(3,720,252)	(14,368,222)
Net increase (decrease) in net assets from capital transactions	(1,534,312)	(13,286,084)

Total increase (decrease) in net assets	(5,200,596)	(10,972,406)

Net Assets:
Beginning of period	20,095,264	31,067,670
End of period	$14,894,668	$20,095,264
Capital Share Transactions:
Shares sold:
Institutional Class	38,458	66,777
Shares reinvested:
Institutional Class	142,370	23,366
Shares redeemed:
Institutional Class	(320,175)	(1,229,397)
Net increase (decrease) in capital share transactions	(139,347)	(1,139,254)

[1]	With the Plan of Reorganization with respect to the Securian AM Equity Stabilization Fund, Instiutional Class shareholders received Instiutional Class shares of the newly formed Securian AM Equity Stabilization Fund, effective as of the close of business on December 11, 2020. See Note 1 in the accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Securian AM Balanced Stabilization Fund

FINANCIAL HIGHLIGHTS

Institutional Class1

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$15.52	$14.15	$12.70	$12.72	$11.95

Income from Investment Operations:
Net investment income (loss)[2,3]	0.10	0.12	0.25	0.24	0.23
Net realized and unrealized gain (loss)	(1.63)	1.94	1.59	0.28	1.36
Total from investment operations	(1.53)	2.06	1.84	0.52	1.59

Less Distributions:
From net investment income	(0.09)	(0.15)	(0.35)	(0.17)	(0.20)
From net realized gain	(0.31)	(0.54)	(0.04)	(0.37)	(0.62)
Total distributions	(0.40)	(0.69)	(0.39)	(0.54)	(0.82)
Net asset value, end of period	$13.59	$15.52	$14.15	$12.70	$12.72

Total return[4]	(10.13)%	15.16%	14.76%	4.54%	13.74%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$68,190	$76,347	$66,439	$59,665	$41,724

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	0.97%[6]	1.01%[6]	0.90%	1.03%	1.19%
After fees waived and expenses absorbed/recovered[5]	0.95%[6]	0.85%[6,7]	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets (including interest expense):
Before fees waived and expenses absorbed[3]	0.68%	0.66%	1.55%	1.67%	1.20%
After fees waived and expenses absorbed/recovered[3]	0.70%	0.82%	1.90%	2.15%	1.84%

Portfolio turnover rate	10%	0%	6%	1%	7%

[1]	Financial information from September 28, 2015 through December 11, 2020 is for the Securian AM Balanced Stabilization Fund, which was reorganized into the newly formed Securian AM Balanced Stabilization Fund as of the close of business on December 11, 2020. See Note 1 in the accompanying Notes to Financial Statements.
[2]	Calculated based on average shares outstanding for the period.
[3]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[4]	Total returns would have been higher/lower had expenses not been recovered/waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption shares.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	If interest expense had been excluded, the expense ratio would have been lowered by 0.00% and 0.01% for the year ended August 31, 2022 and 2021, respectively.
[7]	Effective December 12, 2020, the Advisor has contractually agreed to limit the annual fund operating expenses to 0.95%. Prior to December 12, 2020, the annual fund operating expense limitation was 0.55%.

See accompanying Notes to Financial Statements.

Securian AM Equity Stabilization Fund

FINANCIAL HIGHLIGHTS

Institutional Class1

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.04	$11.59	$12.29	$12.33	$11.62

Income from Investment Operations:
Net investment income (loss)[2,3]	0.12	0.15	0.29	0.24	0.22
Net realized and unrealized gain (loss)	(1.32)	1.48	(0.62)	0.14	0.67
Total from investment operations	(1.20)	1.63	(0.33)	0.38	0.89

Less Distributions:
From net investment income	(0.14)	(0.18)	(0.37)	(0.19)	(0.18)
From net realized gain	(1.08)	-	-	(0.23)	-
Total distributions	(1.22)	(0.18)	(0.37)	(0.42)	(0.18)
Net asset value, end of period	$10.62	$13.04	$11.59	$12.29	$12.33

Total return[4]	(10.28)%	14.19%	(2.76)%	3.32%	7.69%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,895	$20,095	$31,068	$39,826	$37,981

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	1.60%[6]	1.55%	1.13%	1.14%	1.15%
After fees waived and expenses absorbed[5]	0.95%[6]	0.81%[7]	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets (including interest expense):
Before fees waived and expenses absorbed[3]	0.38%	0.49%	1.69%	1.45%	1.13%
After fees waived and expenses absorbed[3]	1.03%	1.23%	2.27%	2.04%	1.73%

Portfolio turnover rate	6%	0%	17%	8%	12%

[1]	Financial information from September 28, 2015 through December 11, 2020 is for the Securian AM Equity Stabilization Fund, which was reorganized into the newly formed Securian AM Equity Stabilization Fund as of the close of business on December 11, 2020. See Note 1 in the accompanying Notes to Financial Statements.
[2]	Calculated based on average shares outstanding for the period.
[3]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption shares.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	If interest expense had been excluded, the expense ratio would have been lowered by 0.00% for the year ended August 31, 2022.
[7]	Effective December 12, 2020, the Advisor has contractually agreed to limit the annual fund operating expenses to 0.95%. Prior to December 12, 2020, the annual fund operating expense limitation was 0.55%.

See accompanying Notes to Financial Statements.

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS

August 31, 2022

Note 1 – Organization

Securian AM Balanced Stabilization Fund (“Balanced Stabilization” or “Balanced Stabilization Fund”) and Securian AM Equity Stabilization Fund (“Equity Stabilization” or “Equity Stabilization Fund”) (collectively referred to as the “Funds”) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is classified as a diversified fund.

The Balanced Stabilization Fund seeks to maximize risk-adjusted returns within a balanced portfolio while using hedging techniques to target volatility of 10% or less over a full market cycle. The Balanced Stabilization Fund commenced investment operations on December 14, 2020 with Institutional Class shares. Prior to that date, the Balanced Stabilization Fund acquired the assets and assumed the liabilities of the Securian AM Balanced Stabilization Fund (the "Securian AM Balanced Stabilization Predecessor Fund"), a series of Managed Portfolio Series Trust, which offered one class of shares, Institutional Class shares, in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trust’s Board at a Board meeting held on September 16-17, 2020, by the Managed Portfolio Series Trust on August 18, 2020, and by beneficial owners of the Securian AM Balanced Stabilization Predecessor Fund on December 7, 2020. The tax-free reorganization was accomplished on December 11, 2020. As a result of the reorganization, the Balanced Stabilization Fund assumed the performance and accounting history of the Securian AM Balanced Stabilization Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Securian AM Balanced Stabilization Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Securian AM Balanced Stabilization Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Institutional Class	4,878,155	$67,299,239

The net unrealized appreciation of investments transferred was $14,819,753 as of the date of the acquisition.

The Equity Stabilization Fund seeks to maximize risk-adjusted returns while using hedging techniques to target volatility of 10% or less over a full market cycle. The Equity Stabilization Fund commenced investment operations on December 14, 2020 with Institutional Class shares. Prior to that date, the Equity Stabilization Fund acquired the assets and assumed the liabilities of the Securian AM Equity Stabilization Fund (the "Securian AM Equity Stabilization Predecessor Fund"), a series of Managed Portfolio Series Trust, which offered one class of shares, Institutional Class shares, in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trust’s Board at a Board meeting held on September 16-17, 2020, by the Managed Portfolio Series Trust on August 18, 2020, and by beneficial owners of the Securian AM Equity Stabilization Predecessor Fund on December 7, 2020. The tax-free reorganization was accomplished on December 11, 2020. As a result of the reorganization, the Equity Stabilization Fund assumed the performance and accounting history of the Securian AM Equity Stabilization Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Securian AM Equity Stabilization Predecessor Fund.

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Securian AM Equity Stabilization Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Institutional Class	1,938,674	$22,773,987

The net unrealized appreciation of investments transferred was $6,019,750 as of the date of the acquisition.

Each Fund currently offers two classes of shares: Class A Shares and Institutional Class Shares. Class A Shares are not currently available for purchase. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification, “Financial Services – Investment Companies”, Topic 946 (ASC 946).

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, security valued at fair value as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may have been taken by any one of the Trustees.

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

Trading in securities on many foreign securities exchanges and OTC markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset values (“NAV”) are not calculated and on which the Fund does not effect sales and redemptions of its shares.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Options

The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as an asset or a liability and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds has realized a gain or a loss on investment transactions. The Funds, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(d) Exchange Traded Funds

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these incurred expenses. Therefore, the cost of investing in the Funds will be higher than the cost of investing directly in ETFs and may be higher than other funds that invest directly in securities.

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

Each ETF in which the Funds invest is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

(e) Master Limited Partnerships

A master limited partnership (“MLP”) is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters effecting the partnership.

The value of the Fund’s investments in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income with, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.

(f) Closed-End Funds

The Funds invest in shares of closed-end funds (“CEFs”). Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s). The closed-end funds in which the Funds will invest may be leveraged. As a result, the Funds may be exposed indirectly to leverage through investment in a closed-end fund. An investment in securities of a closed-end fund that uses leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.

(g) Futures Contracts

The Funds may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. The Funds intend primarily to invest in short positions on U.S. Treasury Futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day a futures contract is held, the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. Variation margin does not represent borrowing or a loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Funds may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Funds being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Funds.

At any time prior to the expiration of a futures contract, a Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Funds may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

(h) Short Sales

The Funds and the CEFs held by the Funds may sell securities short. Short sales are transactions under which the Funds sell a security they do not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

(i) Unaffiliated Investment Companies

The Balanced Stabilization Fund invests a significant amount (47.0% of its net assets as of August 31, 2022) in the iShares Core S&P 500 ETF (“IVV”). The primary investment objective of IVV is to track the investment results of an index composed of large-capitalization U.S. equities. IVV’s fiscal year end is March 31. Per the annual report ended March 31, 2022, the net assets of IVV were $332.9 billion. IVV had a total return of 15.61%, expenses ratio of 0.03%, and net investment income ratio of 1.35%. A copy of the iShares Core S&P 500 ETF’s semi-annual report can be found at www.ishares.com.

The Equity Stabilization Fund invests a significant amount (32.0% of its net assets as of August 31, 2022) in the iShares MSCI USA Min Vol Factor ETF (“USMV”). The primary investment objective of USMV is to track the investment results of an index composed of large-capitalization U.S. equities. USMV’s fiscal year end is July 31. Per the annual report ended July 31, 2022, the net assets of the USMV were $28.7 billion. USMV had a total return of (1.85)%, expenses ratio of 0.15%, and net investment income ratio of 1.50%. A copy of the iShares MSCI USA Min Vol Factor ETF’s semi-annual report can be found at www.ishares.com.

(j) Distributions to Shareholders

The Funds will make dividend distributions of net investment income, if any, quarterly and net capital gains distributions, if any, at least annually, typically in December. Each Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(k) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

(l) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of August 31, 2022, and during the prior three open tax years the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”). Under the terms of the Agreement, the Balanced Stabilization and Equity Stabilization Funds pay a monthly investment advisory fee to the Advisor at the annual rate of 0.70% of the Funds’ average daily net assets. The Advisor engages Securian Asset Management, Inc. (the “Sub-Advisor”) to manage the Funds and pays the Sub-Advisor from its advisory fees. Prior to the close of business on December 11, 2020, investment advisory services were provided to the Funds by Securian Asset Management, Inc. (the “Previous Advisor”), which received investment management fees for their services pursuant to the terms of the investment advisory agreements for the Funds. The investment advisory fees, which were computed and accrued daily and paid monthly, at an annual rate of 0.55% of the Balanced Stabilization Fund and Equity Stabilization Fund’s average daily net assets.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Funds to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses of short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.20% and 0.95% of the Funds’ average daily net assets for Class A and Institutional Class shares, respectively. This agreement is in effect until December 31, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. Prior to the close of business on December 11, 2020, the Previous Advisor had contractually agreed to waive its fees and/or pay for operating expenses of the Funds to ensure that total annual operating expenses did not exceed 0.55% of the Balanced Stabilization Fund and Equity Stabilization Fund’s average daily net assets.

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

For the year ended August 31, 2022, the Advisor waived a portion of its advisory fees totaling $10,560 and $113,871 for the Balanced Stabilization Fund and Equity Stabilization Fund, respectively. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of these amounts no later than August 31, of the years stated below:

	Balanced Stabilization	Equity Stabilization
2024	$50,444	$103,721
2025	10,560	113,871
Total	$61,004	$217,592

UMB Fund Services, Inc. (“UMBFS”), serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. Fees paid to UMBFS and MFAC are combined under Fund services fees on the Statements of Operations.

The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended August 31, 2022 are reported on the Statements of Operations as Fund services fees.

Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended August 31, 2022, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statements of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended August 31, 2022 are reported on the Statements of Operations.

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

Note 4 – Federal Income Taxes

At August 31, 2022, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Balanced Stabilization Fund	Equity Stabilization Fund
Cost of investments	$54,590,887	$11,706,319

Gross unrealized appreciation	$14,187,835	$3,280,074
Gross unrealized depreciation	(1,433,458)	(120,097)
Net unrealized appreciation on investments	$12,754,377	$3,159,977

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2022, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (accumulated deficit) as follows:

	Increase (Decrease)
Fund	Paid-in Capital	Total Distributable Earnings (Accumulated Deficit)
Balanced Stabilization Fund	$-	$-
Equity Stabilization Fund	2	(2)

As of August 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Balanced Stabilization Fund	Equity Stabilization Fund
Undistributed ordinary income	$54,352	$-
Undistributed long-term gains	-	519,844
Tax accumulated earnings	54,352	519,844

Accumulated capital and other losses	(260,185)	-
Unrealized appreciation on investments	12,754,377	3,159,977
Unrealized deferred compensation	(2,466)	(2,334)
Total distributable earnings	$12,546,078	$3,677,487

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

The tax character of distribution paid during the fiscal years ended August 31, 2022 and August 31, 2021 were as follows:

	Balanced Stabilization Fund		Equity Stabilization Fund
Distribution paid from:	2022	2021	2022	2021
Ordinary income	$987,543	$1,778,207	$182,405	$293,410
Net long-term capital gains	986,277	1,466,004	1,605,999	31,173
Total distributions paid	$1,973,820	$3,244,211	$1,788,404	$324,583

At August 31, 2022, the Funds had accumulated capital loss carry forwards as follows:

	Not Subject to Expiration
	ST	LT	Total
Balanced Stabilization Fund	$128,758	$131,427	$260,185
Equity Stabilization Fund	-	-	-

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Investment Transactions

For the year ended August 31, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Balanced Stabilization Fund	$12,762,784	$5,658,102
Equity Stabilization Fund	922,383	3,733,234

Note 6 – Distribution Plan

The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Funds to pay distribution fees for the sale and distribution of their Class A shares. For Class A shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. Class A Shares are not currently available for purchase. The Institutional Class does not pay any distribution fees.

The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor. The marketing agreement between the Advisor and HRC is not part of the Plan. The Advisor pays HRC out of its own resources and without additional cost to the Fund or its shareholders.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

For the year ended August 31, 2022, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

FASB Accounting Standard Codification, “Fair Value Measurement and Disclosures”, Topic 820 (ASC 820) Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of August 31, 2022, in valuing the Funds’ assets carried at fair value:

Balanced Stabilization Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
Corporate Bonds*	$-	$16,672,696	$-	$16,672,696
Exchange-Traded Funds	38,272,775	-	-	38,272,775
U.S. Government Securities	-	2,933,859	-	2,933,859
Short-Term Investments	9,228,325	-	-	9,228,325
Total Investments	47,501,100	19,606,555	-	67,107,655
Purchased Options Contracts	237,609	-	-	237,609
Total Investments and Options	$47,738,709	$19,606,555	$-	$67,345,264

Other Financial Instruments***
Futures Contracts	$230,333	$-	$-	$230,333
Total Assets	$47,969,042	$19,606,555	$-	$67,575,597

Liabilities
Written Options Contracts	$39,355	$-	$-	$39,355
Total Liabilities	$39,355	$-	$-	$39,355

Equity Stabilization Fund	Level 1	Level 2****	Level 3**	Total
Assets
Investments
Exchange-Traded Funds	$13,353,611	$-	$-	$13,353,611
Short-Term Investments	1,450,231	-	-	1,450,231
Total Investments	14,803,842	-	-	14,803,842
Purchased Options Contracts	62,454	-	-	62,454
Total Investments and Options	$14,866,296	$-	$-	$14,866,296
Total Assets	$14,866,296	$-	$-	$14,866,296

Liabilities
Written Options Contracts	$9,392	$-	$-	$9,392
Other Financial Instruments***
Futures Contracts	25	-	-	25
Total Liabilities	$9,417	$-	$-	$9,417

*	For a detailed break-out of corporate bonds major industry classification, please refer to the Schedule of Investments.

**	The Funds did not hold any Level 3 securities at period end.

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

***	Other financial instruments are derivative instruments such as futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

****	The Fund did not hold any Level 2 securities at period end.

Note 10 – Derivatives and Hedging Disclosures

FASB Accounting Standard Codification, “Derivative and Hedging”, Topic 815 (ASC 815) requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on each Fund’s financial position, performance and cash flows. The Funds invested in purchased option contracts, written option contracts, and futures contracts during the year ended August 31, 2022.

The effects of these derivative instruments on each Fund’s financial position and financial performance as reflected in the Statements of Assets and Liabilities and Statements of Operations are presented in the tables below. The fair values of derivative instruments, as of August 31, 2022, by risk category are as follows:

			Asset Derivatives	Liability Derivatives
	Statements of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value	Value
Balanced Stabilization Fund	Purchased options contracts, at value	Equity contracts	$237,609	$-
	Written options contacts, at value	Equity contracts	-	39,355
	Unrealized appreciation/depreciation on open futures contracts*	Equity contracts	230,333	-
Equity Stabilization Fund	Purchased options contracts, at value	Equity contracts	62,454	-
	Written options contacts, at value	Equity contracts	-	9,392
	Unrealized appreciation/depreciation on open futures contracts*	Equity contracts	-	25

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Variation margin is presented on the Statements of Assets and Liabilities.

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

The effects of derivative instruments on the Statements of Operations for the year ended August 31, 2022, are as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments
	Equity Contracts	Total
Balanced Stabilization Fund
Purchased options contracts	$(575,620)	$(575,620)
Written options contacts	160,379	160,379
Futures contracts	972,132	972,132
Equity Stabilization Fund
Purchased options contracts	11,925	11,925
Written options contacts	38,514	38,514
Futures contracts	(147,333)	(147,333)

	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments
	Equity Contracts	Total
Balanced Stabilization Fund
Purchased options contracts	$176,141	$176,141
Written options contacts	(30,099)	(30,099)
Futures contracts	(1,025,107)	(1,025,107)
Equity Stabilization Fund
Purchased options contracts	7,812	7,812
Written options contacts	2,140	2,140
Futures contracts	(184,495)	(184,495)

The number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments, as of August 31, 2022, are as follows:

	Purchased Options Contracts	Written Options Contracts	Long Futures Contracts	Short Futures Contracts
	Notional Amount	Notional Amount	Notional Amount	Notional Amount
Balanced Stabilization Fund	$4,052,760	$(5,338,400)	$5,983,109	$(5,160,876)
Equity Stabilization Fund	1,311,760	(1,275,000)	1,908,046	(784,402)

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

Note 11 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Funds’ performance, the performance of the securities in which the Funds invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Funds’ investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 12 - New Accounting Pronouncements

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds have adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds have adopted procedures in accordance with Rule 2a-5.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds financial statements and various filings.

Securian AM Funds

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

Note 13 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated each Fund’s related events and transactions that occurred through the date of issuance of each Fund’s financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in each Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Securian Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Securian AM Balanced Stabilization Fund and Securian AM Equity Stabilization Fund (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), including the schedules of investments, as of August 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, the financial highlights for each of the two years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the three years in the period ended August 31, 2020 were audited by other auditors, and in their opinion dated October 29, 2020 they expressed an unqualified opinion on said financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 28, 2022

Securian AM Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Balanced Stabilization and Equity Stabilization Funds designate income dividends of 94.26%, and 100.00%, respectively, as qualified dividend income paid during the year ended August 31, 2022.

Corporate Dividends Received Deduction

For the year ended August 31, 2022, 89.27% and 99.15% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Balanced Stabilization and Equity Stabilization Funds, respectively.

Long-Term Capital Gains Designation

For the year ended August 31, 2022, the Balanced Stabilization and Equity Stabilization Funds designates $986,277 and $1,605,999, respectively, as a 20% rate gain distribution.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (800) 207-7108. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	6	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	6	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	6	None.

Securian AM Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Interested Trustees:
John P. Zader ᵃ† (born 1961) Trustee	Since November 2007	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund(s) (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	6	Investment Managers Series Trust II, a registered investment company (includes 54 portfolios).
Maureen Quill ᵃ* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 – June 2014).	6	None.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present).

			N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).

			N/A	N/A

Securian AM Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Officers of the Trust:
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); and Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 54 series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds’ investment advisor also serves as the investment advisor to the Braddock Multi-Strategy Income Fund, Robinson Tax Advantaged Income Fund, Robinson Opportunistic Income Fund and West Loop Realty Fund which are offered in separate prospectus. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Zader is an “interested person” of the Trust by virtue of the employment of a member of his immediate family with an investment advisor to certain series of the Trust.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Securian AM Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory and Sub-Advisory Agreements

At an in-person meeting held on June 16, 2022, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Liberty Street Advisors, Inc. (the “Investment Advisor”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Securian Asset Management, Inc. (the “Sub-Advisor”), with respect to the Securian AM Balanced Stabilization Fund (the “Balanced Stabilization Fund”) and the Securian AM Equity Stabilization Fund (the “Equity Stabilization Fund” and together with the Balanced Stabilization Fund, the “Funds”) for additional one-year terms from when they otherwise would expire. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of each Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Funds and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Funds; information about the Investment Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each a “Fund Universe”) for various periods ended March 31, 2022; reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe; and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Sub-Advisory Agreement, respectively. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Liberty Street Advisors, Inc.

Nature, Extent and Quality of Services

The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

●	The Balanced Stabilization Fund’s annualized total return for the five-year period was above the Peer Group and Tactical Allocation Fund Universe median returns, but below the return of a custom benchmark consisting of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index (the “Blended Index”) and the S&P 500 Index return by 0.85% and 6.25%, respectively. The Fund’s annualized total return for the three-year period was above the Peer Group and Fund Universe median returns, but below the Blended Index return by 2.25% and the S&P 500 Index by 9.03%. For the one-year period, the Fund’s total return was above the Peer Group and Fund Universe median returns, but below the Blended Index and S&P 500 Index returns by 1.80% and 9.95%, respectively. The Trustees observed that the Fund’s risk-adjusted returns, as measured by its Sharpe ratio, ranked it in the first or second quartile of the funds (which are the most favorable) in the Peer Group and Fund Universe for the one-, three-, and five-year periods. The Trustees also considered the Investment Advisor’s belief that as equity markets have begun to revert to the mean and the 40-year bull run in the fixed income markets has abruptly come to a halt, the Fund will likely gain the ability to outperform both of its benchmarks over short- and long-term periods.

Securian AM Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

●	The Equity Stabilization Fund’s total return for the one-year period was above the Peer Group median return and the same as the Long-Short Equity Fund Universe median return, but below the MSCI All Country World Index return and the S&P 500 Index return by 2.71% and 11.08%, respectively. For the five-year period, the Fund’s annualized total return was below the Peer Group and Fund Universe median returns, the MSCI Index return, and the S&P 500 Index return by 1.07%, 1.32%, 6.90%, and 11.25%, respectively. The Fund’s annualized total return for the three-year period was below the Peer Group median return by 2.58%, the Fund Universe median return by 4.42%, the MSCI Index return by 10.27%, and the S&P 500 Index return by 15.44%. With respect to the Fund’s underperformance relative to the Peer Group for the three-and five-year periods, the Trustees considered the Sub-Advisor’s explanation that because the Fund’s strategy includes an explicit volatility control mandate, the Fund had an underweight allocation to equity securities in 2020 due to the substantial volatility from the COVID-19 pandemic, and that because equity securities had strong returns during that period, the Fund’s underweight allocation to equity securities detracted from the Fund’s performance. The Trustees also observed that the Fund’s volatility of returns, as measured by its standard deviation, and its downside volatility, as measured by its Morningstar risk score, ranked it in the first quartile of the funds (which is the most favorable) in the Peer Group and Fund Universe for the three- and five-year periods.

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Funds. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. In addition, the Board considered the respective roles of the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Funds and oversees the Sub-Advisor with respect to the Funds’ operations, including monitoring the investment and trading activities of the Sub-Advisor, monitoring each Fund’s compliance with its investment policies, and providing general administrative services related to the Investment Advisor’s overall supervision of the Funds; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Fees and Expense Ratios

With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

●	The Balanced Stabilization Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Tactical Allocation Fund Universe medians. The Trustees noted that the Investment Advisor does not manage any other mutual funds, pension funds, or institutional separate accounts using the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar accounts of the Investment Advisor. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

Securian AM Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

●	The Equity Stabilization Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Long-Short Equity Fund Universe medians. The Trustees noted that the Investment Advisor does not manage any other mutual funds, pension funds, or institutional separate accounts using the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar accounts of the Investment Advisor. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor by each Fund under its Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to each Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Funds for the year ended March 31, 2022, noting that the Investment Advisor had waived a significant portion of its advisory fee for the Equity Stabilization Fund, had waived a portion of its advisory fee for the Balanced Stabilization Fund, and did not realize a profit with respect to the Equity Stabilization Fund. The Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the Balanced Stabilization Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor and its affiliates as a result of the Investment Advisor’s relationship with the Funds, other than the receipt of its investment advisory fees, including the benefits received by its affiliated broker-dealer in connection with the marketing of Fund shares, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Trustees noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Funds grow.

Securian Asset Management, Inc.

Nature, Extent and Quality of Services

The Board considered the overall quality of services provided by the Sub-Advisor to the Funds. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of each Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of the Sub-Advisor, as well as its compliance structure. The Board’s observations regarding the performance of each Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to each Fund were satisfactory.

Securian AM Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Sub-Advisory Fees

The Board reviewed information regarding the sub-advisory fees charged by the Sub-Advisor with respect to the Balanced Stabilization Fund and the Equity Stabilization Fund, and noted that the sub-advisory fee charged with respect to each Fund is lower than the fees the Sub-Advisor charges to manage two variable insurance funds with investment objectives substantially similar to those of the Funds, and lower than or equal to the fees that the Sub-Advisor charges to manage separate accounts for institutional clients using substantially similar strategies to those of the Funds. The Board also noted that the Investment Advisor pays the Sub-Advisor’s sub-advisory fees out of the Investment Advisor’s advisory fees.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable by the Investment Advisor to the Sub-Advisor with respect to each Fund under the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Advisor provides to each Fund.

Benefits to the Sub-Advisor

The Board considered the benefits received by the Sub-Advisor as a result of its relationship with the Funds, other than the receipt of its sub-advisory fees, including any research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, and the intangible benefits of the Sub-Advisor’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Fund Advisory Agreements was in the best interests of each Fund and its shareholders and, accordingly, renewed each Fund Advisory Agreement with respect to the Funds.

Securian AM Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) met on June 16, 2022 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the following series of the Trust (each, a “Fund” and together, the “Funds”) pursuant to the Liquidity Rule:

Securian AM Balanced Stabilization Fund

Securian AM Equity Stabilization Fund

The Board has appointed Liberty Street Advisors, Inc., the investment adviser to the Funds, as the program administrator (“Program Administrator”) and Securian Asset Management, Inc., the investment sub-adviser to the Funds, as the program sub-administrator (“Program Sub-Administrator”) for the Fund Program. The Program Administrator has delegated, subject to its oversight, the primary liquidity classification responsibility and certain reporting duties to the Sub-Administrator. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator, Program Sub-Administrator and the Funds, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from April 1, 2021, through March 31, 2022 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

●	The Fund Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions);

●	An overview of market liquidity for each Fund during the Program Reporting Period;

●	Each Fund’s ability to meet redemption requests;

●	Each Fund’s cash management;

●	Each Fund’s borrowing activity, if any, in order to meet redemption requests;

●	Each Fund’s compliance with the 15% limit of illiquid investments; and

●	Each Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for each Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Funds primarily hold assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore each Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator and Program Sub-Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii) each Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, each Fund was able to meet redemption requests without significant dilution of remaining investors’ interests; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

Securian AM Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Securian AM Funds

EXPENSE EXAMPLES

For the Six Months Ended August 31, 2022 (Unaudited)

Expense Examples

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2022 to August 31, 2022.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the rows titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Balanced Stabilization Fund	3/1/22	8/31/22	3/1/22 – 8/31/22
Actual Performance	$1,000.00	$933.70	$4.65
Hypothetical (5% annual return before expenses)	1,000.00	1,020.40	4.85

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95% multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Securian AM Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended August 31, 2022 (Unaudited)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Equity Stabilization Fund	3/1/22	8/31/22	3/1/22 – 8/31/22
Actual Performance	$1,000.00	$934.80	$4.66
Hypothetical (5% annual return before expenses)	1,000.00	1,020.39	4.86

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95% multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Securian AM Funds

Each a series of Investment Managers Series Trust

Investment Advisor

Liberty Street Advisors, Inc.

88 Pine Street, 31st Floor, Suite 3101

New York, New York 10005

Sub-Advisor

Securian Asset Management, Inc.

400 Robert Street North

St Paul, Minnesota 55101

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
Securian AM Balanced Stabilization Fund - Institutional Class	VVMIX	46143U773
Securian AM Equity Stabilization Fund - Institutional Class	VMEIX	46143U757

Privacy Principles of the Securian Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Securian AM Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities are available without charge, upon request, by calling the Funds at (800) 207-7108 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 207-7108 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding Mailings

The Funds will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 207-7108.

Securian AM Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (800) 207-7108

Item 1. Report to Stockholders (Continued).

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 866-933-9033

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Securian AM Funds	FYE 8/31/2022	FYE 8/31/2021
Audit Fees	$32,200	$48,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$8,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Securian AM Funds	FYE 8/31/2022	FYE 8/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Securian AM Funds
Non-Audit Related Fees	FYE 8/31/2022	FYE 8/31/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	11/9/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	11/9/2022

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	11/9/2022